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                                                                    EXHIBIT 10.1



                     AMENDMENT NO. 3 TO GOVERNANCE AGREEMENT


                  THIS AMENDMENT TO GOVERNANCE AGREEMENT ("Amendment") is entered into as of October 18, 2000, by and between Affymetrix, Inc. (the "Company") and Glaxo Wellcome PLC ("Glaxo Wellcome"). Capitalized terms not otherwise defined in this Amendment have the meaning given them in that certain Governance Agreement (the "Governance Agreement") dated as of July 6, 1995, by and between Affymetrix, Inc. and Glaxo Wellcome, as amended in "Amendment to Governance Agreement" entered into April 14, 1998 and "Amendment No. 2 to Governance Agreement" entered into September 8, 1998.

                                    RECITALS

                  A. The Company, Glaxo Wellcome and GWAI desire to make the amendments described herein to the Governance Agreement, as amended.

                  NOW, THEREFORE, for good and valuable consideration, in consideration of the mutual promises and covenants described below, the Company and Glaxo Wellcome hereby agree as follows:

                  1. Paragraph 1 of the Governance Agreement shall be amended and restated to read in full as follows: "As of the date of this Agreement, GLAXO WELLCOME and any of its subsidiaries or affiliates, including, but not limited to, GWAI, (collectively, "GW") agree that they shall not be entitled to their existing 2 seats on the Board of Directors of Affymetrix, and such existing two members shall offer their resignation from the Board of Directors of Affymetrix to Affymetrix.

                  2. This Amendment may be executed in two or more counterparts, each which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  3. This Amendment, the Governance Agreement, Amendment to Governance Agreement and Amendment No. 2 to Governance Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into solely between residents of and to be performed entirely within such state.

                  4. The Governance Agreement, Amendment No. 1, Amendment No. 2, and this Amendment No. 3 constitute the entire agreement between the parties hereto pertaining to the subject matter thereof and hereof.

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                  IN WITNESS WHEREOF, the undersigned have executed this
Amendment to Governance Agreement as of the day and year first above written.


AFFYMETRIX, INC.                             GLAXO WELLCOME PLC



By: /s/ STEPHEN P.A. FODOR, PH.D.            By: /s/ JOHN D. COOMBE
    -------------------------------              -------------------------------
Name:  Stephen P.A. Fodor, Ph.D.             Name:  John D. Coombe
Title: Chairman and Chief Executive          Title: Chief Financial Officer
       Officer


AGREED TO AND ACCEPTED BY:

GLAXO WELLCOME AMERICAS INC.



By: /s/ JOHN D. COOMBE
    -------------------------------
Name:  John D. Coombe
Title: Executive Vice President, Finance